UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2024, Entravision Communications Corporation ("Entravision") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, as previously described in Entravision's Current Report on Form 8-K filed on June 3, 2024, Entravision's stockholders: (i) approved an amendment and restatement of Entravision's 2004 Equity Incentive Plan, as previously amended, to, among other things, increase the number of shares of its Class A common stock authorized for issuance thereunder by 7,500,000 shares (the "2004 Plan"); and (ii) approved Entravision's 2024 Employee Stock Purchase Plan (the "ESPP"). Entravision's Board of Directors had previously approved the 2004 Plan and the ESPP, subject to stockholder approval.

Descriptions of the material terms of the 2004 Plan and the ESPP are contained in the sections entitled "Proposal 4: Approval of the Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan" and "Proposal 5: Approval of the Entravision Communications Corporation 2024 Employee Stock Purchase Plan" of Entravision's definitive proxy statement for the Annual Meeting filed on April 29, 2024. Those descriptions are incorporated into this Item 5.02 by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the 2004 Plan and the ESPP attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

10.1	Entravision Communications Corporation Amended and Restated 2004 Equity Incentive Plan
10.2	Entravision Communications Corporation 2024 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 5, 2024	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer